Exhibit 10.15

Portions redacted in accordance with request for confidential treatment and filed separately with The SEC

COOPERATION AGREEMENT

BETWEEN

IXI Mobile (R&D) Ltd.
17 Hatidhar st.
Ra'anana 43665
Israel

AND

1&1 Internet AG
Elgendorfer Straße 57
56410 Montabaur
Germany

This Cooperation Agreement, hereafter mentioned "Agreement", dated as of ______, 2005 (the "Effective Date"), agreed between IXI Mobile (R&D) Ltd. hereafter mentioned: "IXI", and 1&1 internet AG, hereafter mentioned: *"1&1"*;

WHEREAS, 1&1 desires to purchase from IXI (as a supplier of the CT-12 devices and associated accessories and services) the CT-12 device including accessories and services, and IXI desires to engage as the supplier.

NOW, THEREFORE, the parties agree as follows:

1. Scope of this Agreement

1.1 This Agreement sets forth the undertaking of the parties for 1&1 to purchase from IXI 4 versions of the CT-12 device and associated accessories (hereon known collectively as the "Products"). The 4 versions of the Products differ in the branding of the user interface (splash screen and scheme colors) and shall be delivered by IXI as follows:

a) branding "1&1"
b) branding "GMX"
c) branding "Web.de"
d) IXI Standard user interface.

It is hereby agreed that the first shipment of [redacted] products shall be delivered with IXI standard user interface (option 1.1d in this Sub-section).

1.2 The specification for the CT-12 device is attached as ANNEX II.

1.3 The Products will be delivered with software (firmware) in German language.

1.4 The execution of this Agreement shall constitute a binding purchase order from 1&1 to IXI for the first quantity of [redacted] Products (and related services) which will be delivered according to the project plan attached as Annex III hereto. Furthermore, 1&1 commit to the purchasing quantities of the Products (and related services) as noted in Table I below during 2006. The delivery schedule of such quantities shall be mutually agreed by 1&1 and IXI seperately.

1.5 After signing this Agreement, IXI will immediately start with the realisation and technical implementation of the Products and shall provide 1&1 with the implementation, customization & integration services related to the Products for 1&1, as described in ANNEX I, based on the project plan as described in ANNEX III.

1.6 From the second delivery on, IXI shall deliver the Products with an integrated browser. All CT-12 devices out of the first delivery of [redacted] pieces can be updated to this browser.

1.7 In case a requirement will be provided by 1&1 which requires additional technical research and resources or any other modification of the Product's software and/or hardware, the parties will discuss this separately.

2. Prices / Payment

2.1 In return, 1&1 will pay IXI the following amounts against invoice:

	Service*	Price
Project Delivery	Implementation	[redacted] Euro
	Testing (QA)	[redacted] Euro
	HTML Browser implementation	[redacted] Euro

*Description of the services is provided in ANNEX I

Payment terms for the project delivery will be as follows:
[redacted]% upon signing this Agreement
[redacted]% after providing devices for acceptance
[redacted]% upon written release by 1&1. If 1&1 shall not send a release statement within 30 days after delivery, the implementation, customization & integration services will be deemed to have been accepted.

2.2 Table I – Product Prices and purchase commitments

	Q4/2005	Q1/2006 Delivery not before March 2006	Q2/2006	Q3/2006	Q4/2006
minimum commitment to Device Price of (brandings according to 1&1's discretion)	[redacted] [redacted]	[redacted] € [redacted]	[redacted] € [redacted]	[redacted] € [redacted]	[redacted] € [redacted]
	Monthly Fee - Basic Package (per activated device)				
Email (POP3)	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]
OTA + Provisioning	0-3 activities per month - [redacted] 4 and more activities per month [€ [redacted]]	0-3 activities per month - [redacted] 4 and more activities per month [€ [redacted]]	0-5 activities per month - [redacted] 6 and more activities per month [€ [redacted]]	0-7 activities per month - [redacted] 8 and more activities per month [€ [redacted]]	0-7 activities per month - [redacted] 8 and more activities per month [€ [redacted]]
Basic Attachments (As defined in Annex II)	No Charge	No Charge	No Charge	No Charge	No Charge
Advanced Attachments (As defined in Annex II)	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]
Push Email	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]
	Monthly Fee - Optional Services (per device)				
SMS Over IP	No Charge	No Charge	No Charge	No Charge	No Charge
ICQ	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]
MSN	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]
Yahoo!	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]	€ [redacted]

2.3 All prices exclude VAT and any other applicable tax. Product prices are F.O.B. Taiwan. If 1&1 requests shipping to be made by IXI to 1&1 facilities, all shipping cost including, delivery, fuel, security charges, insurance and customs clearance will be separately invoiced by IXI to 1&1. Together with the invoice for the shipping cost, IXI will provide 1&1 with a full transparency to the pricing of the shipping company Exel (or other shipper agreed by the parties) and will provide a copy of the invoice from Exel and other relevant 3rd parties (or other agreed shipper) for each delivery. In case that 1&1 would not want IXI to carry the shipment, 1&1 will provide IXI with written notice 30 days in advance to the agreed shipment date.

2.4 1&1 will place a Purchase Order every [redacted], and according to table I in item 2.2. For every Purchase Order, 1&1 will provide bank guarantee covering the ordered quantity.

2.5 Until June 30, 2006 and for as long as 1&1 sells the Product (which includes Advanced attachments and Push e-mail) to end-users for Euro [redacted], IXI shall pay 1&1, a sum of Euro [redacted] (the "Promotion contribution"). As of July 1, 2006 and until September 30, 2006 the Promotion Contribution price shall be reduced to Euro [redacted]. As of October 1, 2006 and until December 31, 2006 the Promotion Contribution price shall be reduced to Euro [redacted]. The Promotional contribution will be paid only until [redacted]

3. Support Agreement

The first-level support will be provided by 1&1 and the second-level support by IXI according to the Service Level Agreement attached as ANNEX V.

4. Service Level Agreement

The Service Level Agreement is attached as ANNEX V.

5. Trademarks

IXI grants to 1&1 and 1&1 accepts from IXI a royalty-free, non-exclusive, non-transferable license to use the Trademarks specified in Annex VI solely in the form provided by IXI to 1&1 and solely in connection with this Agreement.

6. Proprietary Rights

6.1 1&1 agrees and acknowledges that IXI is and shall remain between the parties the sole owner of all right, title and interest, including, without limitation, intellectual property rights, including but not limited to patent and copyright, in and to the Products.

6.2 All IXI technology and associated rights shall remain the property of IXI. All 1&1 technology and associated rights shall remain the property of 1&1.

7. Infringement / Indemnification

IXI shall indemnify 1&1, from and against direct damages, expenses, liability, loss and claims which 1&1 may incur arising out of any infringement or of a third party's Intellectual Property Rights by IXI with respect of the use, licensing, design, procurement, installation, testing and commissioning or any other aspect of the Products provided and conditioned on the fact, that 1&1 shall inform IXI of any threatened or commenced legal action and permit IXI to defend in its place, and assist IXI in such defence of the claim, and further provided that 1&1 does not settle the claim without receiving IXI's prior written consent.

8. Limitation of Liability

8.1 Notwithstanding any other clause in this Agreement in no event will IXI's total aggregate liability for any losses or other damages arising from or in connection with this Agreement whether in actions based on contract, tort or any other legal theory, exceed [redacted]

8.2 Neither party shall under any circumstance or under any legal theory be responsible for any loss of profits, loss of business, loss of revenues, or interruption of business, or loss of anticipated saving, or damage to goodwill, or for any indirect, special, incidental, consequential, or punitive damages of any kind arising from or relating to this Agreement or the subject matter hereof, even if such party has been informed of the possibility of such damage or loss by the other party.

9. Warranty

9.1 IXI warrants that at the time of delivery the Products supplied hereunder will be free from material defects and errors in material and workmanship according to the product specification attached as Annex II hereto. The warranty for the hardware component of the Product is effective for [redacted] from the time of [redacted]. The warranty for the software component of the Product shall be effective for [redacted] The warranty process is attached as ANNEX IV.

9.2 IXI warrants that the software of the Products is free from any viruses when delivered to 1&1.

10. Term and Termination

10.1 This Agreement shall commence on the Effective Date and shall continue until December 31, 2006, unless earlier terminated in accordance with the provisions of Sections 9.2 and 9.3. Thereafter this Agreement shall be automatically renewed and continue in full force and effect for one (1) calendar year periods unless either party gives at least six (6) months written notice prior to the beginning of such renewal term that such party is not renewing this Agreement, without any further commitment for 1&1 to any minimum quantity of purchasing quantities.

10.2 This Agreement will terminate in the event of any of the following:

a) If one party materially breaches or is in material default of any obligations hereunder, and such breach or default has not been cured within thirty (30) days after receipt of written notice of such default from the non-defaulting party, or within such additional cure period as the non-defaulting party may authorize in writing.

b) If one party becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, become subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, or has liquidated or wound up, voluntarily or otherwise.

10.3 1&1 will have the following options to terminate this Agreement subject to fourteen (14) days' written notice prior end of month:

a) 1 month after the publishing of the advertising for the Products by 1&1 and in any event no later than March 1, 2005;

b) 2 months after the publishing of the advertising for the Products by 1&1 and in any event no later than April 1, 2006. In that case, 1&1 will pay IXI a non refundable fee of [redacted] and the price of any additional services and/or Products ordered by 1&1 and not yet delivered by IXI.

11. [redacted]

12. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of England. The United Nations Convention on Contracts for the International Sale of Goods is expressly stated as having no application to this Agreement or any dispute arising under them.
The parties hereby consent and attorn to the jurisdiction of the courts of London, England.

13. Confidentiality.

The parties have entered into that certain Nondisclosure Agreement dated 19th of August, 2005 (the "NDA") and incorporated herein by this reference. The parties hereby ratify and confirm their continuing duties, rights and remedies under the NDA.

14. General Provisions

14.1"1&1" shall include 1&1 Internet AG, its holding company United Internet AG, or a subsidiary company of either company, where 1&1 or the holding company has a minimum of 50% ownership of the subsidiary company.

14.2This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.3Severability
If any of the provisions contained in this Agreement is found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby.

14.4Waiver

No term or provision of this Agreement shall be deemed waived and no breach consented to unless and until such waiver or consent shall be in writing signed by the party granting such waiver or consent. No express or implied waiver by IXI of any breach or default by 1&1 shall in any way be, or be construed to be, a waiver of any future or subsequent breach or default by 1&1, whether similar in kind or otherwise.

14.5Assignment

Neither party shall assign or transfer any of its rights, duties and obligations hereto without receiving express prior written permission of the other party, provided that this Agreement may be assigned freely by IXI (including its parent company and wholly owned subsidiaries) in connection with a sale of all, or substantially all, of its assets, or similar transaction.

14.6Relationship of the Parties

Each party is acting as an independent contractor and not as an agent, partner, or joint venture with the other party for any purpose. Neither party shall have any right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.

14.7Headings

The titles and headings of the various sections and paragraphs in this Agreement are intended solely for reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

14.8All Amendments in Writing

No provisions in either party's purchase orders, or in any other business forms employed by either party will supersede the terms and conditions of this Agreement, and no supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

14.9Publicity Releases

Neither party shall refer to the other or to this Agreement in publicity releases or advertising without securing the prior written approval of the party whose name is to be used, which approval shall not be unreasonably withheld.

14.10 Entire Agreement

The parties have read this Agreement and agree to be bound by its terms, and further agree that this Agreement together with the NDA constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, between them relating to the subject matter hereof. No representations or statements of any kind made by either party not expressly stated herein shall be binding on such party.

14.11Further Assurances

The parties agree to do all such things and to execute such further documents as may reasonably be required to give full effect to this Agreement.

14.12 Force Majeure.
Neither party shall be liable hereunder for any delay or failure to perform due to causes beyond its reasonable control.

14.13 Notices.
All notices and other communications provided for hereunder shall be in writing and deemed delivered (i) upon receipt if by hand, overnight courier or telecopy (provided a copy is mailed by certified mail, return receipt requested, postage prepaid) and (ii) three days after mailing by certified mail, return receipt requested, postage prepaid to the addresses set forth in the first page hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

As agreed by:

August 25th , 2005

1&1 Internet AG.

By: ______________________

Name:

Title:

IXI Mobile (R&D) Ltd.

By: ______________________

Name:

Title:

Annex I – Work Estimations for Implementation Project

Item Number	Description	Item	Estimation (working days)	Total (WD)
		spec	[redacted]	
		development	[redacted]	
1	Push e-mail via SMS (integration of IXI code with binary SMS sent by GMX servers)	Testing	[redacted]	[redacted]
Item Number	**Description**	**Item**	**Estimation (working days)**	**Total**
		spec	[redacted]	
		development	[redacted]	
2	Adapt UI to have no IM capabilities	Testing		[redacted]
Item Number	**Description**	**Item**	**Estimation (working days)**	**Total**
		spec	[redacted]	
		development	[redacted]	
3	Adapt UI to GMX color schemes	Testing		[redacted]
Item Number	**Description**	**Item**	**Estimation (working days)**	**Total**
		spec	[redacted]	
		development	[redacted]	
4	Service provisioning	Testing	[redacted]	[redacted]
				[redacted]
5	QA Release			[redacted]
	Total WD			

Exhibit 10.15 Annex II

ANNEX II to the Cooperation Agreement between IXI Mobile (R&D) Ltd. and 1&1 Internet AG

SPECIFICATIONS OF THE CT-12 DEVICE

Project Name	1&1				
Project Target Date	Q4 2005				
specifications		Feature	Release 1 Feature Compliance / Description	Release 2 Feature Compliance / Description	Remarks
Form Factor	General	OGO HW version	CT-12	CT-12	
		Memory	16MB Flash, 8MB RAM	16MB Flash, 8MB RAM	
Radio	Bearer	GSM Bands	900/1800	900/1800	
		GRPS class	Class10	Class10	
Branding	General	Color schemes	OGO Standard	OGO Standard	
		Splash screen	OGO Standard	OGO Standard	
Features	User interface	Supported Languages	English, German	English, German	
		Voice support	Yes (through the use of Bluetooth headset)	Yes (through the use of Bluetooth headset)	
		Account setup wizard	Yes	Yes	
		Unified compose screen	Yes	Yes	
	Messaging	SMS (GSM)	Yes	Yes	
		SMS over HTTP	No	No	
		Email protocols	POP3, IMAP4, SMTP	POP3, IMAP4, SMTP	
		Email Push	Yes (over SMS)	Yes (over SMS)	
		Email attachment formats	JPEG, BMP, GIF, JPG	JPEG, BMP, GIF, JPG, DOC, RTF, PDF	
		IM WV version	1.1	1.1	
		Presence	Yes	Yes	
	IM Communities	MSN	No	No	
		AOL	No	No	
		Yahoo	No	No	
		ICQ	No	No	
		Skype	No	No	
	PIM	Contacts address book	Yes	Yes	
		Calendar	No	Yes	
	News client	Format	Not supported	RSS 2.0	
	Browser	WML 1.3	No	Yes	
		WCSS Mobile Profile	No	Yes	
		XHTML Mobile Profile	No	Yes	
		WAP 2.0	No	Yes	
		ECMAScript	No	Yes	
		JavaScript	No	Yes	
		HTML 4.01	No	Yes	
		Compact HTML (I-Mode)	No	Yes	
		"Street HTML"	No	Yes	
	Supplementary Call Services	Caller Id	Yes	Yes	
	Management	Remote Services Provisioning	Yes (per separate specification for provisioned features)	Yes (per separate specification for provisioned features)	
		Version upgrade	Yes	Yes	
	Bluetooth	GAP	Yes	Yes	
		SDAP	Yes	Yes	
		SPP	Yes	Yes	
		DUP	Yes	Yes	
		LAP	Yes	Yes	
		HFP	Yes	Yes	
	Voice Application	Supported Bluetooth Headsets	Bluetrek G2	Bluetrek G2	
			I.Tech Clip	I.Tech Clip	
			Jabra BT200	Jabra BT200	
			Jabra BT250	Jabra BT250	
			Sony Ericsson HBH-60	Sony Ericsson HBH-60	
			Sony Ericsson HBH-200	Sony Ericsson HBH-200	
			Sony Ericsson HBH-200	Sony Ericsson HBH-200	
			Nokia HDW-2	Nokia HDW-2	
	Games	Game list	OGO Blocks	OGO Blocks	

1&1 Annex III

Exhibit 10.15 Annex III

ANNEX III to the Cooperation Agreement between IXI Mobile (R&D) Ltd. and 1&1 Internet AG

PROJECT PLAN

Release 1

#	Items	Verification	Date	Who	Notes
1	E-mail server is ready for e-mail push integration. (Push SMS per IXI specified format)	IXI SMS push specification	[redacted]	1&1	
2	Product specification draft		[redacted]	IXI	
3	Product specification finalization		[redacted]	1&1	
4	Provisioning proxy API according to product specification	Provisioning proxy specification	[redacted]	IXI	
5	CRM is ready for integration with IXI provisioning server		[redacted]	1&1	
6	Operator SIM for project is available			1&1	
7	Packaging design		[redacted]	1&1	According to IXI/OGO co-branding

			[redacted]		guidelines
8	OGO firmware version for launch release, including: • E-mail (POP3/IMAP4) • E-mail push integrated with 1&1 servers • E-mail attachment support for image formats • SMS • OGO Blocks game1&1	1&1 approval procedure	[redacted]	IXI	<u>This version is for verification testing by 1&1.</u> <u>Final version after field testing also requires item **6** to be ready</u>
9	OGO firmware version approval		[redacted]	1&1	
10	OGO packages hand-over, alternatively, white boxes with no sleeve will be ready at item 7 timeline.		[redacted]	IXI	
11	OGO devices hand-over		[redacted]	IXI	

Release 2

#	Items	Verification	Date	Who	Notes
1	Product specification draft		[redacted]	IXI	
2	Product specification finalization		[redacted]	1&1	
3	OGO firmware version for second release, including: • E-mail (POP3/IMAP4) • E-mail push integrated with 1&1 servers • E-mail attachment support for image formats • 1&1, GMX, web.de, release 1 color schemes • SMS • OGO Blocks game • HTML Browser		[redacted]	IXI	
4	OGO firmware version approval	1&1 approval procedure	[redacted]	1&1	

5	OGO devices hand-over		[redacted]	X	

Exhibit 10.15 Annex IV

ANNEX IV TO THE COOPERATION AGREEMENT BETWEEN IXI MOBILE (R&D) LTD. AND 1&1 INTERNET AG

IXI mobile

CT12 1&1 - Functional Overview

"This is the IXI standard user interface"

Nov. 22, 2005

Q4 2005

Confidential

Presentation content

IXI mobile

- Raw Data
- Protocols overview
- Keyboard
- Setup procedure
- Unified E-mail / SMS
- E-mail
- Compose windows
- Address Clipboard
- Accented Characters
- Special Symbols
- QuickText
- Instant Messaging
- Phone Application
- Extras
- Banner
- Fetch
- Contacts & Profile
- Alerticons
- Status
- Settings
- Charging
- Peripherals
- OTA firmware upgrade
- Open Issues

Raw Data

IXI mobile

- Dimensions: 11.5 cm x 7.5 cm x 2.5 cm (closed)
- Weight: 162 grams
- 810mA Li-ion battery, 120 hours standby, 2.5 hours usage
- 3V SIM card
- Charger with mini-USB connection
- Articulating clamshell with free-stop hinge
- CSTN transflective display, 240x160px, 1/8 VGA, 4k color
- Mono speaker, 0.75 inch diameter, 0.8 watts at 8 ohms
- GSM/GPRS dual band radio, built-in antenna

Protocols overview

IXI mobile

Data link	GPRS
Email	POP3, SMTP, IMAP4
Short Messaging	SMS/GSM, 7bit, 8bit, UCS2
OTA	Proprietary protocol based on UDP, Proprietary XML
Bluetooth	BT1.1, Generic Access, SDP, Serial, Dial-up Networking, Headset, Hands-Free, LAP.

Setup procedure



Keyboard


OGO Button
Mailbox
SMS
Power On/Off
Compose
Home
Fetch
Up
Options
Capital Letters
Alternate Characters
Emoticons
Spacebar
8-Way Navigation
Close
Enter

Home Window & Taskbar




Screen Indicator
Home
Ogo Indicator
Cap/Alt Icon Position
Send/Receive Icon
Mute Icon
Time
Battery Status
Signal Strength

Setup procedure

- Invoked automatically after first power on
- Language selection (English, French, Italian, German, Spanish, Turkish)
- E-mail account provisioning
- Only 1 e-mail account can be configured
- Only United Internet group accounts are allowed and they will be configured as IMAP with attachment support


Messaging Wizard
Please select your language
English
Deutsch
Français
Italiano

E-Mail

- Support for e-mail push notification over SMS.
- Support for image attachments: JPEG, GIF, BMP





Unified Email / SMS

- Inbox, aggregated view of all E-mail and SMS mailboxes
- Separate tabs per account
- Find option
- Outgoing folder


Text View Toggle Indication
Active Tab
Tab Navigation Indication
Message Type and State
Scroll Indicator
Contact Full Name
Message or Subject Text Field
Mailbox

E-Mail - Attachments









Unified Email / SMS

- Cyclic deletion of sent items, configurable
- View, Edit, Reply, Forward, Add to Contacts, Massive deletion, Sort
- Find by Subject, Address or Body



	Outgoing e-mail
	Sent failure
	Unread partial e-mail
	Read partial e-mail
	Unread SMS
	Read SMS
	Sent SMS
	Outgoing SMS
	Sent SMS failure
	Draft
	Unread e-mail
	Read e-mail
	Sent e-mail

SMS Compose

- Separate compose window for SMS only
- "To" can receive contact or numbers as input



Message View

- Displays sender, recipients, subject, parts (for SMS), date, message body and attachment notifications.
- HTML-only messages displayed as text
- Allows to download More for messages where only first portion is displayed


View SMS


View Email

Address Clipboard tool

- Accessible from all messaging interfaces (IM, View, Compose, Mailbox)
- Automatically identifies addresses that not saved in Contacts
- Allows to add to existing contact, create new or compose a message using this address as a recipient


Address Clipboard


Add Address to Contact
Jamie Corson

Unified Compose

- Ability to address E-mail, SMS recipients and distribution lists in a single message.
- Easy selection from Contacts.
- Storage of manually typed addresses in Contacts.
- Dynamic message and symbol counters turned on if SMS recipients detected.


Compose


Compose
Options
1. Send
2. Add To:
3. Add CC:
4. Add BCC
5. Save as draft
6. Insert QuickText
7. Edit QuickText
8. Delete this message

Using Quick Text

- Available from Compose and IM Chat
- 9 templates
- All templates are editable
- Up to 60 characters per template


Choose QuickText to edit
1. What's your number?
2. Where shall we meet?
3. When should we meet?
4. Talk to you soon.
5. Where are you?
6. I'm running late.
7. No problem.
8. Call me when you get this.
9. Personal Signature


Edit QuickText
Where should we meet?

Typing Accented Characters

- Click the same character twice within 1.5 seconds invokes a palette window with all the accented symbols associated with the pressed key
- The palette is arranged according to selected UI language


Edit QuickText
Cancel
Save

- Supported In:
  - Find field
  - Templates
  - Message Body, Address and Subject fields
  - Nickname, First, Last, Company, Postal Address, Notes in Contacts
  - Yahoo status
  - MSN Display Name
  - Typing area in all IM Chats
  - Mailbox name, Display name

Instant Messaging

- <u>The OGO firmware will not include IM</u>
- Home window will not include the IM icon
- Settings window will not include the IM tab
- Relevant IM settings will be removed from other tabs (Sound, Banner)
- <u>In order to enable IM a full version upgrade must be performed.</u>

Inserting Special Symbols

- Inserting special characters using keys: Press the ALT key with the key for the character or number you want.
- Insert Symbol palette: In any messaging screen or text field, press ALT, then Spacebar, to open the Insert Symbol palette. Press Enter to insert the selected symbol into the text.


Insert Symbol

Extras

- Integrated OGO Blocks game.
- Static text with technical support contact information


Extras
Ogo Blocks


Next
Score 121
Level 0
Rows 1
Top score 121


Extras
Tech Support Info
You can contact technical support on:
1-800-xxx-xxxx
or online at:
www.ogo.com
or via email:

Banner

- Notifies about new SMS and Email
- Configurable through Device Settings
- Displays number of new messages and part of the message if only one has arrived.


Send and Receive E-mail
GMX
16/10/05 09:11

Phone Application

- Provides simple telephony features through the use of a Bluetooth headset.
- Integrated with the Address Clipboard.
- Recent calls lists.


Phone
Enter number to dial or press Enter to select from Contacts


Phone
Jim Morrison
Samantha Brown

Phone Application


Phone
Samantha Brown
00:07
Volume


Incoming call
Accept
Reject


Phone
Timers
Last call duration 00:11
Received calls duration 00:29
Dialed calls duration 00:21
All calls duration 00:50
Clear timers

Contact Profile

IXI mobile

- Fixed fields - First, Last name, Alerticon
- Up to 16 fields per contact
- Storage stats available from Settings>System



Contacts
Contact Profile
First Name
Don
Last Name
Cooke
Alerticon
Email Address1
Save & Close

Alerticon	E-mail Address2
Nickname	Fax Number
Mobile Phone	Page Number
Main Phone	Company
Home Phone	Postal Address
Work Phone	Notes
E-mail Address1	Web Address

Fetch window

IXI mobile

- Press the OGO shortcut key at any time to display a list of all recent e-mail and SMS messages and drafts of messages you have not yet sent.
- Use Enter to select the message.
- Send/Receive at the bottom initiates email synchronization



There are no new messages
Send/Receive

Type	Icon
Chat MSN	
Conversation Yahoo!	
Unread SMS	
Draft message	
Unread e-mail	

Alerticons

IXI mobile

- Used to customize Address book contacts
- Total of 16 animations
- Appears in Contacts and Banner



Contacts
Assign Alerticon

Contacts

IXI mobile

- Up to 500 contacts assuming 4 fields per entry
- 10 distribution groups with mixed address types
- Group and Contact management – add, remove, rename, assign
- Shortcut to Compose



Contacts
All
Alex W.
Casey Peets
Hector S. Vision
Jenn S.
Jamie Carson
John Lever
Kyra C.
Contacts
Friends
Alex W.
Jenn S.
Jamie Carson
John Lever

Settings - detailed

- **E-mail**
  - Add/Remove E-mail account
  - Branded signature
  - Server details, Sent items to keep
- **Device**
  - Contrast, Font size, PIN Lock, BL timeout
  - Banner settings, Reset Device, Msg. delete confirmation
  - Restore canceled popups, Language
  - Prompt to add contacts, shortcut to PMG

Status window

- **Checking for new email, extended account information**


My Status
E-mail
Send and Receive E-mail
GMX
16/10/05 09:11

Settings - detailed

- **Sound**
  - Volume, Mute
  - Vibration, Key tones, Alerticon sound, Message, presence, System sound.
- **Volume/Vibration control panel can be invoked with Alt-Arrows**


Volume/Vibration
Off

Settings - overview

- **Email credentials**
- **Device settings**
- **Sounds**
- **Time / Date**
- **Network**
- **Bluetooth**
- **System Information**


Settings
E-mail
GMX
Open
Add e-mail account
Remove e-mail account
Brand autosignature
Personal signature
Sent items to keep
20

Settings - detailed

- **Bluetooth**
  - Local device name
  - My devices, Scan for devices
  - Temporary visibility
  - Supported profiles
    - Headset profile
- **System Info**
  - Contact Records
  - Software version
  - Battery Status

Settings - detailed

- **Time/Date**
  - Device Time
  - Network Time (from NITZ or NTP)
  - Set Time/Date
- **Network**
  - Active Network
  - Network selection
  - Scan for networks
  - Messaging center
  - Edit SMSC number
  - Network services (USSD)
  - GPRS status

Charging

- **Charging only and Low Battery screens**


Battery Low!
OK
Battery Charging
Battery Fully Charged

Network services - detailed


Active network
Swisscom GSM
Network selection
Auto
Scan for networks
Scan
Messaging center
16505510000
Edit SMSC number
Edit
Network services
Open
GPRS status
Connected
Invalid command
[2 sec autoclose]
Network Command
[ ]
[OK] [Cancel]
Service not available
[2 sec autoclose]
Please wait...
[Progress Bar]
Service reply
Your current balance is XXX units (or any other text returned by the network)
[OK]

OTA – User Interface perspective



Periodic Check
Manual Check
Update available?
Update available?
NO
YES
YES
No software upgrades available at this time [OK]
Software upgade is availabe. Download now? [Yes] [No]
YES
Download completed?
FAILED
Download failed [OK]
NO
YES
Upgrade download is postponed. You can do it later by selecting "Check for Upgrades" in system settings. [OK]
Software download completed. The upgrade will be installed the next time you power on your device. Do so at your convenience. [OK]

Peripherals

- **LED:**
  - Green - steady light – Charging
  - Green - blinking Slow - battery level is normal.
  - Green - blinking Fast - battery is low.
- **Vibrator**
  - Occurs alongside presence or message notifications.
  - Pattern is 5 x (800ms ON, 200ms OFF).
  - The device will vibrate only if the unit is closed.

OTA – Networking



User confirmation (3)
Device
1) HTTP Request Checking for upgrade availability
(2) HTTP Response Configuration response
(4) Request for content (UDP)
(5) Content Delivery (UDP
up2date server
FIT server
Configuration Database
Configuration Database

Over the Air (OTA) Upgrade

- **Add new features and services**
  - Similar to "Windows Update," seamless for the end user
  - Any feature such as Voice application, WAP etc. can be upgraded over the air
  - A delta file is sent over the GPRS using IXI proprietary protocol
  - Up2date server is required – either hosted by the operator or ASP model
  - Simple Web-based management



Delta, ~100KB
FIT Servers
Upgrade request
Up2date Servers
Web-based

"Enabling mass market devices and services that improve the mobile experience"

www.ixi.com